UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 8, 2012

Mimvi, Inc.

(Exact name of registrant as specified in its charter)

000-54074

(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

440 North Wolfe Road, Sunnyvale, CA 94085

(Address of principal executive offices)

818-483-3583

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.02. Non-Reliance on Previously Issued Interim Financial Statements.

On March 8, 2012, the Board of Directors of Mimvi, Inc. (the “Company”) after discussion with the Company’s independent registered public accounting firm, De Joya Griffith & Company, LLC, on March 8, 2012, determined that the Company’s previously issued interim consolidated financial statements for the three months ended March 31, 2011 and the three months ended June 30, 2011 should no longer be relied upon due to the fact that 1,400,000 shares of restricted stock issued for services in March 2011 were not recorded in the quarter ended March 31, 2011. Instead, this transaction was reported in the Company’s Quarterly Report on Form 10-Q and the financial statements included therewith as of and for the quarter ended June 30, 2011. The 1,400,000 shares of restricted stock were valued at $1,260,000 based on the closing price of the Company’s common stock of $0.90 on the date of issuance.

Based on the Financial Accounting Standards Board guidance related to Accounting Changes and Error Corrections, the Company will restate its interim financial statements for the periods referred to above to correct the error.

The effect of the restatement on the Company’s March 31, 2011 financial statements are as follows:

Balance Sheet as of March 31, 2011

•	Capital stock increased by $1,400. (1,400,000 shares * $.001 par value).
•	Additional paid in capital increased by $1,258,600. [(1,400,000 * $.90) - $1,400].
•	The deficit accumulated during the development stage (increased) by $1,260,000.

Statement of Operations for the three months ended March 31, 2011

•	Services – stock compensation increased by $1,260,000.
•	Loss from operations (increased) by $1,260,000.
•	Net loss (increased) by $1,260,000.
•	The weighted average number of shares increased from 33,751,573 to 34,113,371.
•	The net loss per share (increased) from $(0.01) to $(0.05).

Statement of Cash Flows for the three months ended March 31, 2011

•	Net loss (increased) by $1,260,000.
•	Stock based compensation for services increased by $1,260,000.
•	These restatements had no effect on the net cash flows used in operating activities

These restatements have no effect on the Company’s balance sheet at June 30, 2011, the Company’s cash flow statement for the six months ended June 30, 2011 or the Company’s statement of operations for the six months ended June 30, 2011. The restatement of the Company’s statement of operations for the three months ended June 30, 2011 decreased professional fees by $1,260,000 and decreased the net loss per share from $(0.06) to $(0.03).

The Company plans to restate the above-referenced 2011 quarterly periods as soon as possible.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMVI, INC.

Date: March 12, 2012	By:	/s/ Michael Poutre
Michael Poutre
Chief Executive Officer